UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007
GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11632	06-1356481
_______________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
_____________________________________________________	_________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 333-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. OTHER EVENTS

On February 22, 2007, Great American Financial Resources, Inc. ("GAFRI") received an unsolicited proposal from American Financial Group, Inc. ("AFG") to acquire the shares of GAFRI that AFG and its subsidiaries do not already own for $23.50 per share in cash. A copy of the proposal is attached as Exhibit 99.1 to this Form 8-K. On February 23, 2007, GAFRI issued a press release announcing receipt of the proposal. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01 - Exhibits

Exhibit No.	Description
99.1	Letter from American Financial Group, Inc. dated February 22, 2007.
99.2	Press Release, dated February 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: February 23, 2007	By:/s/ Christopher P. Miliano
Name:	Christopher P. Miliano
Title:	Chief Financial Officer